UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

FINANCE COMMITTEE CHAIR FEE

On July 24, 2013, the Board of Directors (the “Board) of Integra LifeSciences Holdings Corporation (the “Company”) approved the establishment of an annual $15,000 cash fee for any finance committee chair that may be appointed by the Board.

A description of the compensation of non-employee directors of the Company, including the finance committee chair fee, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ANNUAL PHYSICALS FOR EXECUTIVE OFFICERS INCLUDING NAMED EXECUTIVE OFFICERS

On July 23, 2013, the Compensation Committee of the Board of the Company approved the establishment of an executive physical medical exam program covering the executive officers of the Company, including the Company’s named executive officers. The estimated cost of the program, which will provide payment for annual executive physical medical exams for executive officers, is $40,000 to $65,000 (or up to $5,000 per executive officer) a year. The intent is to strengthen a culture of health and ensure a holistic approach to our executive remuneration program.

A description of the annual executive physical medical exam arrangement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

REIMBURSEMENT OF LEGAL FEES FOR CHIEF FINANCIAL OFFICER

On July 23, 2013, the Compensation Committee of the Board of the Company approved the reimbursement of $7,622.50 to John B. Henneman, III, the Company’s Corporate Vice President, Finance and Administration, and Chief Financial Officer, pertaining to legal fees incurred by Mr. Henneman in connection with the review of his equity plan award documentation.

A description of the reimbursement of legal fees arrangement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

The Board appointed Christian S. Schade to the newly created position of Finance Committee Chair of the Board of the Company, effective as of July 24, 2013. Lloyd W. Howell, Jr. and Raymond G. Murphy are the other members of the finance committee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

-------------------	---------------------------

10.1	Compensation of Non-Employee Directors of Integra LifeSciences Holdings Corporation

10.2	Annual Executive Physical Medical Exam Arrangement

10.3	Reimbursement of Legal Fees Arrangement for CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: July 29, 2013	By:	/s/ John B. Henneman, III
John B. Henneman, III
	Title:	Corporate Vice President, Finance and Administration, and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

-------------------	---------------------------

10.1	Compensation of Non-Employee Directors of Integra LifeSciences Holdings Corporation

10.2	Annual Executive Physical Medical Exam Arrangement

10.3	Reimbursement of Legal Fees Arrangement for CFO